Commitments	12 Months Ended
Dec. 31, 2013
Commitments [Abstract]
Commitments
Commitments

Operating Leases
The Company leases certain property under various operating lease arrangements. These leases generally provide the Company with the option to renew the lease at the end of the lease term. For the years ended December 31, 2013, 2012 and 2011, the Company had lease expense of $40.5 million, $39.3 million and $36.3 million, respectively.

Future minimum lease payments under operating lease commitments are as follows:

(In thousands)
December 31,
2014	$38,292
2015	30,535
2016	18,320
2017	9,858
2018	6,767
Thereafter	17,662
$121,434

Other Commitments

The Company is contractually obligated to make potential future development, regulatory and commercial milestone, royalty and/or profit sharing payments in conjunction with collaborative agreements or acquisitions that the Company has entered into with third parties. The most significant of these such obligations relates to the potential future consideration related to the 2011 respiratory delivery platform acquisition and the 2013 Agila acquisition. These payments are contingent upon the occurrence of certain future events and, given the nature of these events, it is unclear when, if ever, the Company may be required to pay such amounts. Further, the timing of any future payment is not reasonably estimable. The amount of contingent consideration accrued was $665 million at December 31, 2013.

The Company has entered into an exclusive collaboration on the development, manufacturing, supply and commercialization of multiple, high value generic biologic compounds and three insulin analog products for the global marketplace. Mylan plans to provide funding related to the collaboration over the next several years that could total approximately $50 million or more per year.

In the fourth quarter of 2013, the Company entered into a licensing agreement with Pfizer for the exclusive worldwide rights to develop, manufacture and commercialize a novel long-acting muscarinic antagonist compound. As part of the agreement, the Company made an upfront development payment, which is included as a component of R&D expense in 2013, and could make additional payments upon the achievement of certain milestones as the Company’s development continues over the next several years. Depending on the commercialization of this novel compound and the level of future sales and profits, the Company could also be obligated to make payments upon the occurrence of certain sales milestones, along with sales royalties and profit sharing payments.

Additionally, Mylan has entered into product development agreements under which the Company has agreed to share in the development costs as they are incurred by our partners. As the timing of cash expenditures is dependent upon a number of factors, many of which are outside of our control, it is difficult to forecast the amount of payments to be made over the next few years, which could be significant.

The Company has also entered into employment and other agreements with certain executives and other employees that provide for compensation, retirement and certain other benefits. These agreements provide for severance payments under certain circumstances. Additionally, the Company has split-dollar life insurance agreements with certain retired executives.

In the normal course of business, Mylan periodically enters into employment, legal settlement and other agreements which incorporate indemnification provisions. While the maximum amount to which Mylan may be exposed under such agreements cannot be reasonably estimated, the Company maintains insurance coverage, which management believes will effectively mitigate the Company’s obligations under these indemnification provisions. No amounts have been recorded in the Consolidated Financial Statements with respect to the Company’s obligations under such agreements.